MODERN WOODMEN OF AMERICA

Modern Woodmen of America Variable Annuity Account

Supplement Dated August 27, 2018

to the

Prospectus For

Individual Flexible Premium Deferred Variable Annuity Certificate

(Dated May 1, 2018)

This Supplement provides information regarding your individual flexible premium deferred variable annuity certificate (“Certificate”) prospectus. Please read this Supplement carefully and retain it with your Certificate prospectus for future reference.

On August 3, 2018, at a special meeting of shareholders of Federated Managed Tail Risk Fund II, the shareholders approved an Agreement and Plan of Reorganization, under which the Federated Managed Volatility Fund II would acquire all, or substantially all, of the assets of Federated Managed Tail Risk Fund II, after which the Federated Managed Tail Risk Fund II would be liquidated and dissolved (the “Reorganization”) and therefore no longer available for investment.

On August 17, 2018 (the “Liquidation Date”), any Accumulated Value a Certificate Holder had in the Federated Managed Tail Risk Fund II Subaccount was automatically transferred from the Federated Managed Tail Risk Fund II Subaccount to the Federated Managed Volatility Fund II Subaccount.

From the Liquidation Date until September 17, 2018, Certificate Holders can transfer their Accumulated Value in the Federated Managed Volatility Fund II Subaccount that had been automatically transferred from the Federated Managed Tail Risk Fund II Subaccount to any other Subaccount and the Declared Interest Option available under the Certificate without a fee being assessed for such transfer.  All such transfers will not count against the number of free transfers allowed each Certificate Year.  Transfers made by Certificate Holders in connection with the Reorganization of the Federated Managed Tail Risk Fund II are subject to limits on frequent transfer activity.  Please note that you may invest in only up to sixteen Investment Options at any one time, including the Declared Interest Option.

Certificate Holder rights and obligations under the Certificates and Certificate Holder Accumulated Value have not changed as a result of the Reorganization.  The fees and charges under the Certificates have not changed and there are no tax consequences to Certificate Holders as a result of the Reorganization.

You should review the prospectus for the Federated Managed Volatility Fund and the accompanying prospectuses for the other variable Investment Options available under your Certificate before investing. If your current allocation instructions direct premium payments or transfers of Accumulated Value to the Federated Managed Tail Risk Fund II Subaccount, we request that you contact your registered representative or our Variable Product Administrative Center toll free at 1-800-447-9811 to make appropriate changes to your allocation instructions.

1.                        This supplement amends your prospectus by deleting all references in your prospectus to the Federated Managed Tail Risk Fund II.  This supplement further amends the following disclosures in your prospectus.

2.                        On page 5 of your prospectus, the table of Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets) is replaced with the following:

Annual Investment Option Operating Expenses (expenses

that are deducted from Investment Option assets)(4)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.14%
Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement	0.10%	1.14%

(4) Some Investment Options may impose a redemption fee of up to 2% of the amount withdrawn to deter frequent trading activity.

(5) The “Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the range of minimum and maximum fees and expenses based on the expenses of all Investment Options after taking into account contractual fee waiver or expense reimbursement arrangements in place.  Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Certificate Holders and will continue past the current year.

(6) For certain Investment Options, certain expenses were reimbursed or fees waived during 2017. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee waiver arrangements, total annual Investment Option operating expenses would have been:

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.14%

3.                        On pages 6-7 of your prospectus, the Examples are revised as follows:

Examples

The examples are intended to help you compare the cost of investing in the Certificate with the cost of investing in other variable annuity products.  These costs include Certificate Holder transaction expenses, the annual administrative charge, mortality and expense risk fees, and Investment Option fees and expenses.  Because no deduction is currently made under the Certificates for premium taxes, the examples do not reflect a deduction for premium taxes.

Each example assumes that you invest $10,000 in the Certificate for the time periods indicated and that your investment has a 5% return each year.  Each example reflects all applicable fee waiver and expense reimbursement arrangements for the Investment Options, but only for the duration the arrangements remain in effect (i.e., one year).  The expense figures for the three, five and ten year periods in each example do not take into account the effect of any fee waiver and expense reimbursement arrangement for the Investment Options.

Example 1

The first example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Annual Investment Option Operating Expenses tables.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.                        If you surrender your Certificate or elect settlement option 1 at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$927	$1,346	$1,773	$3,095

2.                        If you annuitize at the end of the applicable time period and elect fixed settlement option 2 or 4 with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$835	$1,250	$1,673	$3,095

4.                        If you do not surrender your Certificate or you annuitize at the end of the applicable time period and elect fixed settlement option 3 or 5, or a variable settlement option:

1 Year	3 Years	5 Years	10 Years
$283	$866	$1,472	$3,095

(1)                   Selection of an annuity payment period with a duration of greater than one year would result in lower one-, three-and five-year expense figures.  In calculating the surrender charge that would apply in the case of annuitization under fixed payment option 2 or 4, the Society will add the number of years for which payments will be made under the annuity payment option selected to the number of Certificate Years since the Issue Date to determine the Certificate Year in which the surrender is deemed to occur for purposes of determining the surrender charge percentage that would apply upon annuitization.  For more information on the calculation of the surrender charge on the Retirement Date, see “CHARGES AND DEDUCTIONS-Surrender Charge (Contingent Deferred Sales Charge)-Surrender Charge at the Retirement Date.”  For more information on the calculation of the surrender charge associated with a partial withdrawal or surrender, see “CHARGES AND

DEDUCTIONS-Surrender Charge (Contingent Deferred Sales Charge)”.

4.                        On page 11 of your prospectus, the first sentence under “Investment Options” is revised to read as follows:

There are currently 48 Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option.

5.                        On page B-1 to Appendix B of your prospectus, the paragraph entitled “Hypothetical Rates of Return” is replaced with the following:

Hypothetical Rates of Return. The variable annuity payments reflect five different assumptions for a constant investment return before fees and expenses: 0.00%, 3.57%, 7.13%, 9.57% and 12.00%. Net of all expenses, these constant returns are: -2.13%, 1.44%, 5.00%, 7.44% and 9.87%. The first variable annuity payment for each year reflects the 5% assumed interest rate net of all expenses for the Subaccount (and the underlying Funds) pro-rated for the month shown. Fund management fees and operating expenses are assumed to be at an annual rate of 0.73% of their average daily net assets. The mortality and expense risk charge is assumed to be at an annual rate of 1.40% of the illustrated Subaccount’s average daily net assets.

6.                        On page B-3 to Appendix B of your prospectus, the chart entitled “Initial Monthly Payments for Each Year Shown, Assuming a Constant Rate of Return under Alternative Investment Scenarios” is replaced with the following:

Contract	0.00% Gross	3.57% Gross	7.13% Gross	9.57% Gross	12.00% Gross
Year	-2.13% Net	1.44% Net	5.00% Net	7.44% Net	9.87% Net
1	$1,000	$1,000	$1,000	$1,000	$1,000
2	932	966	1,000	1,023	1,046
3	869	933	1,000	1,047	1,095
4	810	902	1,000	1,071	1,146
5	755	871	1,000	1,096	1,199
6	704	842	1,000	1,122	1,254
7	656	813	1,000	1,148	1,313
8	611	785	1,000	1,174	1,373
9	570	759	1,000	1,202	1,437
10	531	733	1,000	1,230	1,504
11	495	708	1,000	1,258	1,574
12	461	684	1,000	1,288	1,647
13	430	661	1,000	1,317	1,723
14	401	639	1,000	1,348	1,803
15	374	617	1,000	1,379	1,886
16	348	596	1,000	1,411	1,974
17	325	576	1,000	1,444	2,066
18	303	556	1,000	1,478	2,161
19	282	537	1,000	1,512	2,262
20	263	519	1,000	1,547	2,367
21	245	502	1,000	1,583	2,476
22	228	485	1,000	1,620	2,591
23	213	468	1,000	1,658	2,711
24	198	452	1,000	1,696	2,837
25	185	437	1,000	1,736	2,969

*  *  *  *  *

If you have any questions regarding this Supplement, please contact your registered representative or our Variable Product Administrative Center toll free at 1-800-447-9811.